CONSENT AND AMENDMENT NUMBER THREE TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


          THIS CONSENT AND AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Consent and Amendment") is entered into as of September 10, 1997 (but effective only in accordance with the terms and conditions of Section 4 of this Consent and Amendment), by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), LASERSIGHT INCORPORATED, a Delaware corporation ("LaserSight"), LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation ("Technologies"), MEC HEALTH CARE, INC., a Maryland corporation ("MEC"), LSI ACQUISITION, INC., a New Jersey corporation ("LSI"), LASERSIGHT CENTERS INCORPORATED, a Delaware corporation ("Centers"), and MRF, INC., a Missouri corporation ("MRF," together with LaserSight, Technologies, MEC, LSI, and Centers, individually and collectively, jointly and severally, "Borrower"), with reference to the following facts:

          A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of March 31, 1997, as amended by that certain Consent and Amendment Number One to Loan and Security Agreement dated as of July 28, 1997, and as further amended by that certain Consent and Amendment Number Two to Loan and Security Agreement dated as of August 29, 1997 (as amended, the "Loan Agreement");

          B. Borrower has requested that Foothill consent to the acquisition by Borrower of a worldwide, limited license in certain U.S. letters patent and foreign patents from Luis A. Ruiz, M.D. and Sergio Lenchig (the "Transaction") and to the amendment of the Loan Agreement to permit Borrower to incur the Indebtedness associated with the acquisition of such patent license rights;

          C. Foothill is willing to consent to the Transactions and to amend the Loan Agreement, in each case, in accordance with the terms and conditions hereof; and

          D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1. Amendments to the Loan Agreement.

               a. Section 1.1 of the Loan Agreement hereby is amended to include the following defined terms:

          "Lenchig" means Sergio Lenchig, an individual.

          "License Agreement" means that certain License and Royalty Agreement, dated as of September 10, 1997, among Technologies, Ruiz and Lenchig, in form and substance satisfactory to Foothill.

          "Ruiz" means Luis A. Ruiz, M.D., an individual.

          "Ruiz/Lenchig Reserve" means a reserve of $800,000 against the Borrowing Base, which reserve shall remain in effect until the earlier to occur of: (i) the indefeasible termination, without any continuing recourse of Ruiz or Lenchig against Borrower or liability of Borrower to Ruiz or Lenchig, of the License Agreement, or (ii) Ruiz and Lenchig entering into a revised Consent Agreement with Foothill in form and substance acceptable to Foothill in its sole discretion permitting the encumbrance and further assignment of the rights, title and interest of Technologies under the License Agreement.

               b. Section 1.1 of the Loan Agreement is hereby amended to revise the following defined terms:

          "Change of Contract" is amended to read "Change of Control" to correct a typographical error.

          "Guarantor" means, collectively, LST Laser, S.A. (Costa Rica), a corporation organized under the laws of Costa Rica, Photomed Acquisition, Inc., a Delaware corporation, and LaserSight Patents, Inc., a Delaware corporation.

               c. The second sentence of Section 2.1 (a) of the Loan Agreement is hereby amended to read as follows:

          For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

               (x) 80% of Eligible Contract Receivables, minus
               (y) the Ruiz/Lenchig Reserve, if applicable, minus
               (z) the  aggregate  amount of reserves,  if any,  established  by
                   Foothill under Section 2.1(b).

               d. Section 7.1 of the Loan Agreement hereby is amended to add the following as a new clause (e):

                  "(e) Indebtedness evidenced by the License Agreement."

               e. Section 7.8 of the Loan Agreement hereby is amended to add a reference to Section 7.1(e) in the Section 7.1 references in subsection (b) thereof.

          2. Foothill's Consent. Foothill hereby consents to the Transaction, and agrees that the Transactions shall be deemed not to cause any Default or Event of Default under the Loan Agreement, as amended by this Consent and Amendment.

          3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Consent and Amendment and of the Loan Agreement, as amended by this Consent and Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. Conditions Precedent to the Effectiveness of this Consent and Amendment. The effectiveness of this Consent and Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

               a. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                  (1) Consent Agreement, in form and substance satisfactory to Foothill, executed and delivered by Ruiz and Lenchig in favor of Foothill (the "Ruiz/Lenchig Consent");

               b. Ruiz and Lenchig shall have executed and delivered to Foothill such additional documents, instruments and agreements as Foothill shall require;

               c. Foothill shall have received a copy, certified by an appropriate officer of Technologies as being true and correct, of the License Agreement, and any other documents or instruments executed and/or delivered in connection therewith, each of which shall be in form and substance satisfactory to Foothill;

               d. No Material Adverse Change in the financial condition of Borrower or in the value of the Collateral shall have occurred;

               e. The representations and warranties in this Consent and Amendment, the Loan Agreement as amended by this Consent and Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and

               g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates.

          5. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Consent and Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof.

          6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and to fully consummate the transactions contemplated under this Consent and Amendment and the Loan Agreement, as amended by this Consent and Amendment.

          7. Miscellaneous.

               a. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

               b. Upon the  effectiveness  of this Consent and  Amendment,  each reference in the Loan Documents to the "Loan Agreement," "thereunder," "therein," "thereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Consent and Amendment.

               c. This Consent and Amendment shall be governed by and construed in accordance with the laws of the State of California.

               d. This Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent and Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first written above.

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation


                                          By: /s/ Albert R. Joseph
                                             -----------------------------

                                          Title:  Vice President
                                                 -------------------------



                                          LASERSIGHT INCORPORATED,
                                          a Delaware corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:  Chief Financial Officer
                                                 -------------------------


                                          LASERSIGHT TECHNOLOGIES, INC.,
                                          a Delaware corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:   Vice President
                                                 -------------------------


                                          MEC HEALTH CARE, INC.,
                                          a Maryland corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:  Vice President
                                                 -------------------------

                                          LSI ACQUISITION, INC.,
                                          a New Jersey corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:  Secretary/Treasurer
                                                --------------------------


                                          LASERSIGHT CENTERS INCORPORATED,
                                          a Delaware corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:   Vice President
                                                 -------------------------


                                          MRF, INC.,
                                          a Missouri corporation


                                          By:  /s/ Gregory L. Wilson
                                              ----------------------------

                                          Title:   Secretary/Treasurer
                                                 -------------------------